ALPINE EQUITY TRUST

Alpine Global Infrastructure Fund

Alpine Realty Income & Growth Fund

ALPINE SERIES TRUST

Alpine Dynamic Dividend Fund

Alpine Rising Dividend Fund

Supplement dated April 16, 2018 (the “Supplement”), to the Combined Proxy Statement/Prospectus dated March 16, 2018 (the “Combined Proxy Statement/Prospectus”)

The following replaces the disclosure in the section entitled “Income and Capital Gain Distributions” on page 81 of the Combined Proxy Statement/Prospectus:

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and capital gains it distributes to you. The Aberdeen International Real Estate Equity Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. Each of the Aberdeen Income Builder Fund, Aberdeen Global Infrastructure Fund, and Aberdeen Realty Income & Growth Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Each of the Aberdeen Dynamic Dividend Fund, Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Please retain this Supplement for future reference.